MFS® Variable Insurance Trust II

MFS® International Growth Portfolio

Supplement to the Current Prospectus

Effective immediately, the sub-section entitled “Portfolio Manager(s)” under the main heading “Management of the Fund” is hereby restated as follows:

Portfolio Manager(s)

Information regarding the portfolio manager of the fund is set forth below.  Further information regarding the fund’s portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund’s SAI.  The portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
David A. Antonelli	Portfolio Manager	January 2010	Executive Vice President and Chief Investment Officer of Non-U.S. and Global Equity Investments; employed in the investment area of MFS since 1991.

The date of this Supplement is January 13, 2010.